UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 4, 2009

BEST BUY CO., INC.

(Exact name of registrant as specified in its charter)

Minnesota

1-9595

41-0907483

(State or other jurisdiction

of incorporation)

(Commission

File Number)

(IRS Employer Identification No.)

7601 Penn Avenue South

Richfield, Minnesota

55423
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (612) 291-1000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01	Regulation FD Disclosure

Pursuant to Item 7.01, “Regulation FD Disclosure,” information is being furnished with respect to news reports of a media interview conducted on December 4, 2009, with Robert A. Willett, Chief Executive Officer — International.  As previously announced, Mr. Willett will resign his position from Best Buy Co., Inc. (the “registrant”) at the end of the calendar year.

The reports state that Mr. Willett indicated that the registrant expects to open 10 to 15 new stores in China in calendar 2010.  The registrant has not yet finalized fiscal 2011 new store opening plans. The registrant intends to release its fiscal 2011 new store opening plans in the spring of 2010, consistent with Best Buy’s usual rhythm of disclosure about its new store openings. Final new store opening plans for China will be provided as part of that release.

In addition, the reports attribute to Mr. Willett statements that the registrant plans to open its first Best Buy large-format store in Europe in March or April and three large-format stores in the fall of 2010.  On November 27, 2009, representatives of The Carphone Warehouse Group PLC, the registrant’s venture partner in Best Buy Europe, held an investor presentation, which was Web cast, and reported plans to open four Best Buy large-format stores in the spring of 2010 and four to five large-format stores in the fall of 2010.  The registrant furnished the investor presentation as Exhibit 99.2 to a Current Report on Form 8-K, filed on November 27, 2009, with the Securities and Exchange Commission, which is incorporated by reference into this Item 7.01. The guidance provided in the investor presentation is consistent with the registrant’s current guidance.

Earnings results for the fiscal third quarter of 2010 are not yet available.  As previously announced, the registrant plans to release earnings on December 15, 2009.

Best Buy Co., Inc.’s Annual Report to Shareholders and its reports on Forms 10-K, 10-Q and 8-K and other publicly available information should be consulted for other important information about the registrant.

The information in this Current Report on Form 8-K,  hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liability of that section. The information in this Current Report shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEST BUY CO., INC.
(Registrant)

Date: December 4, 2009	By:	/s/ SUSAN S. GRAFTON
Susan S. Grafton
Vice President, Controller and Chief Accounting Officer